LIMITED POWER OF ATTORNEY
FOR
DCT INDUSTRIAL TRUST INC.
EDGAR and SECTION 16(a) FILINGS

 Know all by these presents, that the undersigned hereby constitutes and appoints each of
John G. Spiegleman and Matthew T. Murphy and Marilyn Cartwright, signing singly, the
undersigned's true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a
director, officer, and/or stockholder of DCT Industrial Trust Inc. ("the
Company"), any EDGAR form, Forms 3, 4, and 5 and amendments thereto (the
"Forms") in accordance with Section 16(a) of the Securities Exchange Act of
1934, as amended, and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute any of such Forms, and timely file such form with the United States Securities and Exchange Commission (the
"SEC") and any stock exchange or similar authority; and

 (3) take any other action of any type whatsoever which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with the foregoing authority, it being understood that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

 The undersigned hereby grants to each such attorney-in-fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted.  The undersigned acknowledges that the
foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force and effect until the undersigned is no
longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and
transactions in securities of the Company, unless earlier revoked by the undersigned in a signed
writing delivered to the foregoing attorneys-in-fact.  This Power of Attorney may be filed with
EDGAR and/or the SEC as a confirming statement of the authority granted herein.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of September, 2017.

 /s/ Marcus L. Smith
 Name: Marcus L. Smith